UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 16, 2024
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TURTLE BEACH CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
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001-35465
(Commission File Number)
Nevada	27-2767540
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

44 South Broadway, 4th Floor
White Plains, New York 10601
(Address of principal executive offices) (Zip code)

(888) 496-8001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	HEAR	NASDAQ
Preferred Stock Purchase Rights	N/A	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2024, Michelle D. Wilson informed Turtle Beach Corporation (the “Company”) that she will not stand for re-election to the Board of Directors of the Company (the “Board”) at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Ms. Wilson will continue to serve as a director until the expiration of her current term at the Annual Meeting. Ms. Wilson’s departure is not the result of any disagreement with the Company.
The Board expresses its appreciation for Ms. Wilson’s service to the Company and her contributions to the Board.

The Company previously entered into a Cooperation Agreement, dated May 13, 2022 (the “Cooperation Agreement”), with the Donerail Group (“Donerail”). The Cooperation Agreement provides that Donerail, subject to certain conditions, will maintain certain rights to designate candidates (each a “Replacement Director”) to replace its appointees to the Board should any of those appointees cease to serve as a member of the Board during the term of the Cooperation Agreement. The Cooperation Agreement further provides that any Replacement Director shall be appointed to any committee of the Board of which the departing director was a member immediately prior to his/her ceasing to serve on the Board. Pursuant to the Cooperation Agreement and subject to its terms, Donerail has the right to designate a Replacement Director to replace Ms. Wilson at the expiration of her current term as a director and as a member of any committee of the Board on which Ms. Wilson serves.

Donerail, the Nominating and Governance Committee of the Board and the Board intend to work together to identify, designate and appoint a Replacement Director to replace Ms. Wilson as a director and as a member of each committee of the Board on which she serves, which is expected to be completed sometime after the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  April 22, 2024

TURTLE BEACH CORPORATION
By:	/s/ JOHN T. HANSON
John T. Hanson
Chief Financial Officer and Treasurer